POWER OF ATTORNEY

    The undersigned, a person subject to ownership reporting pursuant to Section 16(a) of the
Securities Exchange Act of 1934, as amended (the "Exchange Act"), and requirements pursuant to
Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"), in respect of the equity securities of Phillips 66, hereby makes, constitutes and appoints any of Paula
A. Johnson, Michael L. Riggs and Grant F. Adamson my true and lawful attorney-in-fact with full power and authority:
    (1)    to prepare, execute in my name and on my behalf, and file with the U.S. Securities and
Exchange Commission (the "SEC") any of the following forms which I may be required or permitted to file:
            (A)    Form ID and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the SEC of reports required by Section 16(a) of the Exchange Act or any rule or regulation of the SEC;
            (B)    Forms 3, 4 and 5 or any other reports or statements of beneficial ownership or changes of beneficial ownership necessary or appropriate under Section 16(a) of the Exchange
Act; and
            (C)    Form 144, or any other notice of proposed sale of securities or other document necessary or appropriate under Rule 144 of the Securities Act.
    (2)    to do and perform any and all acts for and on my behalf which may be necessary or desirable to complete and execute any such Form ID, 3, 4, 5, or 144, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any stock exchange or similar authority
    I hereby revoke any previous power of attorney I may have given to any person to make and file such reports, statements and notices with respect to the equity securities of Phillips 66.  This power of attorney shall remain in force for so long as I may be subject to reporting obligations under
Section 16(a) of the Exchange Act or the requirements of Rule 144 under the Securities Act, unless earlier expressly revoked by me in writing and delivered to Phillips 66.  Each of my attorneys-in-fact may at their sole discretion designate one or more substitute attorneys-in-fact to act in their place.  I acknowledge that my attorneys-in-fact, in serving in this capacity at my request, are not assuming, nor is
ConocoPhillips assuming, any of my responsibilities to comply with the Exchange Act, the Securities
Act, or the rules and regulations thereunder.

                           /s/ Robert A. Herman
                        Robert A. Herman

                    Date: June 2014